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                                                                    EXHIBIT 99.3

                                 WORKSTREAM INC.
                                      PROXY
                                 FOR USE AT THE
                   ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                           THURSDAY, NOVEMBER 7, 2002

         THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE CORPORATION. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM/HER AND TO ATTEND AND ACT FOR HIM/HER ON HIS/HER BEHALF AT THE MEETING OTHER THAN THE NOMINEES DESIGNATED ABOVE AND MAY EXERCISE SUCH RIGHT BY INSERTING THE NAME OF HIS/HER NOMINEE IN THE SPACE PROVIDED ABOVE FOR THAT PURPOSE.

         The undersigned shareholder of WORKSTREAM INC (the "Corporation") hereby appoints, Michael Mullarkey, Chairman and Chief Executive Officer of the Corporation, or failing him, Arthur Halloran, President and Chief Operating Officer, OR INSTEAD OF EITHER OF THE FOREGOING, ______________________, as the nominee of the undersigned to attend and act for and on behalf of the undersigned at the annual meeting of the shareholders of the Corporation to be held on the 7th day of November, 2002, and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment or adjournments thereof and, without limiting the generality of the power hereby conferred, the nominees designated above are specifically directed:

A. To vote the shares registered in the name of the undersigned, as specified below (Note 1):

         1. FOR _________ OR AGAINST _________ a resolution authorizing the directors to fix the remuneration the auditors.

         2. FOR _________ OR AGAINST _________ a resolution approving the amendments to the Corporation's stock option plan, the particulars of which are set out in the Management Proxy Circular.

         3. FOR _________ OR AGAINST _________ a special resolution approving the amendment to the Articles of the Corporation to create a new class of Class A Preferred Shares.

         4. VOTE _________ OR WITHHOLD FROM VOTING ____ in the approval of previous meeting minutes.


B. To vote or withhold from voting the shares registered in the name of the undersigned, as specified below (Note 2):

         1. VOTE _________ OR WITHHOLD FROM VOTING ____ in the election of directors.

         2. VOTE _________ OR WITHHOLD FROM VOTING ____ in the appointment of auditors.


         If any amendments or variations to the matters referred to above or to any other matters identified in the notice of meeting are proposed at the meeting or any adjournment or adjournments thereof, or if any other matters which are not now known to management should properly come before the meeting or any adjournment or adjournments thereof, this proxy confers discretionary authority on the person voting the proxy to vote on such amendments or variations or such other matters in accordance with the best judgment of such person.



         Dated the            day of                              , 2002.


________________________________________         _______________________________
Name of Shareholder (please print)                  Signature of Shareholder


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NOTES:

1. In the event no specification has been made with respect to voting for or against the matters referred to in Item A above, the proxy nominees are instructed to vote the shares represented by this proxy in favour of such matters.

2. In the event that no specification has been made with respect to voting or withholding from voting in the election of directors or the appointment of auditors, the proxy nominees are instructed to vote the shares represented by this proxy in favour of such matters.

3. This proxy form must be signed and dated by the shareholder or his/her attorney authorized in writing, or, if the shareholder is a corporation, by any officer or attorney thereof duly authorized. If the proxy form is not dated in the space provided, it is deemed to bear the date on which it is mailed by management of the Corporation. This proxy ceases to be valid one year from its date.

Properly executed forms of proxy must be deposited no later than the close of business on the last business day preceding the meeting or any adjournment thereof with American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038.